Exhibit 10.1

Execution Version

COMMITMENT INCREASE AND EXTENSION AGREEMENT AND AMENDMENT

NO. 3 TO CREDIT AGREEMENT

This COMMITMENT INCREASE AND EXTENSION AGREEMENT AND AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”), dated effective as of October 22, 2014 (the “Effective Date”), is by and among Diamond Offshore Drilling, Inc., a Delaware corporation (the “Borrower”), the Lenders party hereto, and Wells Fargo Bank, National Association, as an issuing bank, as swing line lender, and as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the lenders party thereto immediately prior to the effectiveness of this Amendment (the “Existing Lenders”), and the Administrative Agent are parties to that certain Credit Agreement dated as of September 28, 2012, as amended by that certain Extension Agreement and Amendment No. 1 to Credit Agreement dated effective as of December 9, 2013 (the “First Amendment”) and that certain Commitment Increase Agreement and Amendment No. 2 to Credit Agreement dated effective as of March 17, 2014 (as so amended, the “Credit Agreement”, the capitalized terms of which are used herein as therein defined unless otherwise defined herein);

WHEREAS, pursuant to Section 2.02(a) of the Credit Agreement, the Borrower has the right, subject to the terms and conditions thereof, to cause an increase in the Aggregate Commitment by adding to the Credit Agreement one or more additional lenders or by allowing one or more existing Lenders to increase their respective Commitments;

WHEREAS, the Borrower has given notice to the Administrative Agent and the Lenders of its intention to increase the Aggregate Commitment by $500,000,000;

WHEREAS, in connection with the increase in the Aggregate Commitment pursuant to this Amendment, Barclays Bank PLC and The Bank of Tokyo-Mitsubishi UFJ, Ltd. (each, a “New Lender” and, collectively the “New Lenders” and, together with the Existing Lenders, the “Lenders”) will become Lenders under the Credit Agreement, such that after giving effect to such increase, the Commitments of the Existing Lenders and the New Lenders are as set forth on Schedule 2.01 attached hereto;

WHEREAS, pursuant to Section 2.22 of the Credit Agreement, the Borrower has the right, subject to the terms and conditions thereof, to request an extension of the Maturity Date;

WHEREAS, the Lenders party hereto have agreed to extend the Maturity Date of their respective Commitments as more particularly set forth herein; and

WHEREAS, the Borrower has requested, and the Administrative Agent and the Lenders party hereto have agreed, to make certain amendments to the Credit Agreement, each as provided for herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendments.

(a) The cover page of the Credit Agreement is hereby amended by (i) deleting the reference to “Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, HSBC Securities (USA) Inc., Citigroup Global Markets Inc. and Bank of China, New York Branch, as Joint Lead Arrangers and Joint Bookrunners” in its entirety and replacing it with “Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, HSBC Securities (USA) Inc., Citigroup Global Markets Inc., Bank of China, New York Branch, SunTrust Robinson Humphrey, Inc., Barclays Bank PLC and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Joint Lead Arrangers and Joint Bookrunners”, and (ii) deleting the reference to “Citigroup Global Markets Inc. and Bank of China, New York Branch, as Co-Documentation Agents” in its entirety and replacing it with “Citigroup Global Markets Inc., Bank of China, New York Branch, SunTrust Bank, Barclays Bank PLC, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Co-Documentation Agents”.

(b) Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined terms in the appropriate alphabetical order:

“Third Amendment” means that certain Commitment Increase and Extension Agreement and Amendment No. 3 to Credit Agreement dated as of October 22, 2014 among the Borrower, the Lenders party thereto, and the Administrative Agent.

“Third Amendment Effective Date” means October 22, 2014.

(c) Section 1.01 of the Credit Agreement is hereby amended by restating the following definitions in their entirety as follows:

“Co-Documentation Agents” means Citigroup Global Markets Inc., Bank of China, New York Branch, SunTrust Bank, Barclays Bank PLC, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., each in its capacity as a co-documentation agent for the Lenders hereunder, together with its successors in such capacity.

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Credit Exposure hereunder, as such commitment may be (a) increased from time to time pursuant to Section 2.02, (b) reduced or terminated from time to time pursuant to Section 2.08 or Section 2.19, (c) increased and/or extended from time to time pursuant to Section 2.22 and (d) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The amount of each Lender’s Commitment as of the Third Amendment Effective Date is set forth on Schedule 2.01.

“Disqualified Lender” means each of those Persons set forth in the list delivered by the Borrower to the Administrative Agent and the Lenders prior to the Third Amendment Effective Date and the Affiliates of the Persons set forth in such list.

“Fee Letters” means (a) the letter agreements dated as of (i) September 5, 2012, (ii) February 26, 2014, and (iii) October 2, 2014, each among Wells Fargo, Wells Fargo

Securities, LLC and the Borrower, (b) the letter agreement dated as of September 5, 2012 between Bank of China, New York Branch and the Borrower, (c) the letter agreement dated as of September 5, 2012 between Citigroup Global Markets Inc. and the Borrower, (d) the letter agreement dated as of September 5, 2012 among HSBC Bank USA, National Association, HSBC Securities (USA) Inc. and the Borrower, (e) the letter agreement dated as of September 5, 2012 among JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC and the Borrower, and (f) the letter agreement dated as of October 22, 2014 between The Bank of Tokyo-Mitsubishi UFJ, Ltd. and the Borrower.

“Issuing Bank” means each of Wells Fargo, JPMorgan Chase Bank, N.A., HSBC Bank USA, National Association, Bank of China, New York Branch, The Bank of Tokyo-Mitsubishi UFJ, Ltd., and any other Lender designated as an Issuing Bank by the Borrower with the consent of such Lender and the Administrative Agent (such consent of the Administrative Agent not to be unreasonably withheld, conditioned or delayed), in each case, in its capacity as an issuer of any Letter of Credit hereunder. Each Issuing Bank may, with the consent of the Borrower, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“Joint Lead Arrangers” means Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, HSBC Securities (USA) Inc., Citigroup Global Markets Inc., Bank of China, New York Branch, SunTrust Robinson Humphrey, Inc., Barclays Bank PLC and The Bank of Tokyo-Mitsubishi UFJ, Ltd., each in its capacity as a joint lead arranger hereunder.

“Maturity Date” means (a) with respect to Lenders that are parties to the Third Amendment, the fifth anniversary of the Third Amendment Effective Date, and (b) with respect to Lenders that are not parties to the Third Amendment, the fifth anniversary of the Second Amendment Effective Date, in each case as such date may be, and may heretofore have been, extended by the relevant Lenders pursuant to Section 2.22.

(d) Section 2.02(a) of the Credit Agreement is hereby amended by replacing the reference to “(iii) the aggregate amount of all such Commitment Increases after the Second Amendment Effective Date shall not exceed $250,000,000” with “(iii) the aggregate amount of all such Commitment Increases after the Second Amendment Effective Date but prior to or on the Third Amendment Effective Date shall not exceed $500,000,000, and the aggregate amount of all such Commitment Increases after the Third Amendment Effective Date shall not exceed $500,000,000”.

(e) Section 2.05(a) of the Credit Agreement is hereby amended by deleting the portion of the first paragraph thereof prior to the proviso in its entirety (but, for the avoidance of doubt, leaving the proviso in place) and replacing such deleted language with the following:

“(a) General; Certain Conditions. Subject to the terms and conditions set forth herein, each Issuing Bank agrees to issue Letters of Credit for the Borrower’s own account, in a form reasonably acceptable to the Administrative Agent and such Issuing Bank, at any time and from time to time during the Availability Period (it being understood and agreed that (i) The Bank of

Tokyo-Mitsubishi UFJ, Ltd., as an Issuing Bank (in such capacity, “BOTM”), shall only be obligated to issue any Letters of Credit hereunder up to an amount equal to $31,250,000 (the “BOTM LC Maximum Amount”) and (ii) each Issuing Bank other than BOTM shall only be obligated to issue any Letters of Credit hereunder up to an amount equal to $54,687,500 each (being the Letter of Credit Maximum Amount, minus the BOTM LC Maximum Amount, divided by four (4), being the number of Issuing Banks other than BOTM on the Third Amendment Effective Date after giving effect to the Third Amendment);”

(f) Section 2.19(b) of the Credit Agreement is hereby amended by deleting the portion of the first paragraph thereof prior to clause (A) of the proviso in its entirety and replacing it with the following:

“(b) Replacement Lender. If (i) any Lender requests compensation under Section 2.15, (ii) the Borrower is required to pay any Indemnified Taxes or additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, (iii) any Lender is a Defaulting Lender, (iv) any Lender gives notice pursuant to Section 2.20, (v) any Lender shall decline to consent to a modification or waiver of the terms of this Agreement or any other Loan Document requested by the Borrower, (vi) any Lender is a Declining Lender, or (vii) any Lender has, or is 100% owned, directly or indirectly, by a company that has, a non-investment grade rating from Moody’s or S&P or another nationally recognized rating agency, then the Borrower may, at its sole expense and effort (and in the case of a Defaulting Lender, the Administrative Agent may), upon notice to such Lender and the Administrative Agent (or, if elected by the Administrative Agent with respect to a Defaulting Lender, upon notice by the Administrative Agent to the Borrower), require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee permitted by Section 9.04 that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment)(such assignee being referred to as a “Replacement Lender”); provided that:”

(g) Section 2.22(a) of the Credit Agreement is hereby amended by deleting the first full sentence thereof in its entirety and replacing it with the following:

“No earlier than 90 days prior and no later than 30 days prior to each anniversary of the Third Amendment Effective Date, upon notice to the Administrative Agent (which shall promptly, but in any event within three (3) Business Days after receipt of such notice, notify each Lender thereof), the Borrower may request an extension of the Maturity Date for an additional one-year period; provided that no more than two (2) of such one-year extensions shall be permitted hereunder after the Third Amendment Effective Date (not including the extension effectuated pursuant to the Third Amendment).”

(h) Section 2.22(c) of the Credit Agreement is hereby amended by deleting the portion of the first sentence thereof prior to clause (i) of such sentence in its entirety and replacing it with the following:

“If the Maturity Date is extended in accordance with this Section 2.22, the Administrative Agent and the Borrower shall determine the effective date of such extension, which in no instance shall be earlier than the anniversary of the Third Amendment Effective Date immediately following the Borrower’s most recent extension request pursuant to clause (a) above or later than the Maturity Date applicable prior to giving effect to such extension (the “Extension Effective Date”), and upon such effectiveness”.

(i) Section 8.06(a) of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following:

“(a)	THE LENDERS SEVERALLY AGREE TO INDEMNIFY THE ADMINISTRATIVE AGENT AND EACH AFFILIATE THEREOF AND ITS RELATED PARTIES (TO THE EXTENT NOT REIMBURSED BY THE BORROWER), RATABLY ACCORDING TO THEIR RESPECTIVE APPLICABLE PERCENTAGES, FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE REASONABLE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL OF THE ADMINISTRATIVE AGENT, OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT, ANY LOAN DOCUMENT OR ANY ACTION TAKEN OR OMITTED BY THE ADMINISTRATIVE AGENT UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (INCLUDING SUCH INDEMNITEE’S OWN NEGLIGENCE REGARDLESS OF WHETHER SUCH NEGLIGENCE IS SOLE OR CONTRIBUTORY, ACTIVE OR PASSIVE, IMPUTED, JOINT OR TECHNICAL), AND INCLUDING ENVIRONMENTAL LIABILITIES, PROVIDED THAT NO LENDER SHALL BE LIABLE FOR ANY PORTION OF SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, FEES, CHARGES OR DISBURSEMENTS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNITEE’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.”

(j) Section 8.06(b) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(b)

THE LENDERS SEVERALLY AGREE TO INDEMNIFY EACH ISSUING BANK AND EACH AFFILIATE THEREOF AND ITS RELATED PARTIES (TO THE EXTENT NOT REIMBURSED BY THE BORROWER) RATABLY ACCORDING TO THEIR RESPECTIVE APPLICABLE PERCENTAGES FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES, FEES, CHARGES AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST SUCH ISSUING BANK OR ANY OF ITS RELATED PARTIES IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT, ANY LOAN DOCUMENT OR ANY ACTION TAKEN OR OMITTED BY SUCH ISSUING BANK UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (INCLUDING SUCH INDEMNITEE’S OWN NEGLIGENCE REGARDLESS OF WHETHER SUCH NEGLIGENCE IS SOLE OR

CONTRIBUTORY, ACTIVE OR PASSIVE, IMPUTED, JOINT OR TECHNICAL), AND INCLUDING ENVIRONMENTAL LIABILITIES, PROVIDED THAT NO LENDER SHALL BE LIABLE FOR ANY PORTION OF SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES, EXPENSES, FEES, CHARGES OR DISBURSEMENTS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNITEE’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

(k) Section 9.04(d)(iv) of the Credit Agreement is hereby amended by replacing the phrase “, acting solely for this purpose as an agent of the Borrower” with “, acting solely for this purpose as a non-fiduciary agent of the Borrower”.

(l) Section 9.04(e) of the Credit Agreement is hereby amended by inserting the following phrase after the phrase “to secure obligations of such Lender to a Federal Reserve Bank”:

“or other similar central bank, such as, but not limited to, the European Central Bank”.

(m) Schedule 2.01 to the Credit Agreement is hereby replaced in its entirety with Schedule 2.01 attached hereto.

Section 2. Increase of Aggregate Commitment. Pursuant to Section 2.02 of the Credit Agreement, as amended by this Amendment, and upon the effectiveness of this Amendment pursuant to Section 5 below, the Aggregate Commitment is hereby increased from $1,000,000,000.00 to $1,500,000,000.00. The Commitment of each Lender (including the Lenders who have severally agreed to increase their respective Commitments (each, an “Increasing Lender” and collectively, the “Increasing Lenders”) and each New Lender) is set forth on Schedule 2.01 to the Credit Agreement attached hereto, in each case after giving effect to this Amendment and the increase of the Aggregate Commitment pursuant to this Amendment. The Maturity Date of the respective Commitments of each Lender shall be the “Maturity Date”, as defined in the Credit Agreement after giving effect to this Amendment. The requirements of Section 2.02(b) of the Credit Agreement with respect to notices and timing are hereby waived by all parties hereto with respect to the increase described in this Section 2.

Section 3. New Lenders. Each New Lender is hereby added to the Credit Agreement as a Lender, and each such New Lender agrees to be bound by all the terms and provisions of the Credit Agreement binding on a Lender. By their execution of this Amendment, the Administrative Agent, the Swingline Lender and each Issuing Bank hereby consent to the addition of each New Lender, as and to the extent required under Section 2.02(a)(v) of the Credit Agreement with respect to the addition of any CI Lender.

Section 4. Consent to Extension of Maturity Date. Upon the effectiveness of this Amendment pursuant to Section 5 below, the Maturity Date of the Commitments of the Lenders who have severally agreed to extend their respective Commitments is hereby extended to the fifth (5th) anniversary of the Effective Date of this Amendment, as set forth on Schedule 2.01 to the Credit Agreement, as amended by this Amendment. The Maturity Date with respect to the Commitments of each other Lender, if any, shall remain unchanged, as set forth on Schedule

2.01 to the Credit Agreement, as amended by this Amendment. The extension of the Maturity Date on the Effective Date of this Amendment as set forth in this Section 4 shall be deemed to constitute an exercise of the Borrower’s right to request an extension pursuant to Section 2.22 of the Credit Agreement, as amended by this Amendment, and the Extension Effective Date of such extension of the Maturity Date shall be deemed to be the Effective Date; provided, that, for the avoidance of doubt, two (2) such one-year extensions shall be permitted pursuant to the Credit Agreement, as amended by this Amendment, after the Third Amendment Effective Date (in addition to the extension effectuated pursuant to this Amendment). The requirements of Section 2.22 of the Credit Agreement with respect to notices and timing are hereby waived by all parties hereto with respect to the extension described in this Section 4.

Section 5. Conditions Precedent. This Amendment shall become effective as of the Effective Date upon the satisfaction of the following conditions precedent:

(a) Documentation. The Administrative Agent shall have received the following, each dated on or before the Effective Date, duly executed by all the parties thereto, each in form and substance reasonably satisfactory to the Administrative Agent:

(1) counterparts of this Amendment duly executed by the Borrower, each New Lender, each Extending Lender (which collectively must constitute Lenders holding Commitments, in the aggregate, in an amount greater than 50% of the aggregate amount of the Commitments outstanding immediately prior to the Effective Date hereof), each Increasing Lender, the Administrative Agent, the Swingline Lender and each Issuing Bank;

(2) a Revolving Note payable to the order of (a) each Increasing Lender in the amount of such Increasing Lender’s Commitment, as increased hereby, and (b) each New Lender in the amount of such New Lender’s Commitment, each to the extent requested by such Lender;

(3) a certificate from a Responsible Officer of the Borrower dated as of the Effective Date stating that, both before and after giving effect to this Amendment, the increase of the Aggregate Commitment pursuant to this Amendment and the extension of the Commitments pursuant to this Amendment, (i) all representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to the extent that any representations and warranties already are qualified or modified by materiality in the text thereof) on and as of the Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Effective Date, such representations and warranties shall continue to be true and correct in all material respects (except that such materiality qualifier shall not be applicable to the extent that any representations and warranties already are qualified or modified by materiality in the text thereof) as of such specified earlier date, and (ii) no Event of Default shall have occurred and be continuing;

(4) a secretary’s certificate of the Borrower dated the Effective Date and certifying (i) that there have been no changes to the organizational documents of the Borrower since the Second Amendment Effective Date or attaching such amendments, (ii) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of

Directors of the Borrower authorizing the execution and delivery of this Amendment and the Loan Documents executed in connection herewith, if any, the performance of the Credit Agreement as amended hereby and the other Loan Documents, the increase of the Aggregate Commitment pursuant hereto, and the extension of the Commitments pursuant hereto, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (iii) as to the incumbency and specimen signature of each officer of the Borrower executing this Amendment, any Loan Document delivered in connection herewith, if any, or any other document delivered in connection herewith on behalf of the Borrower;

(5) a certificate from a Responsible Officer of the Borrower dated the Effective Date and certifying that (i) the conditions of Section 2.02 of the Credit Agreement with respect to the increase of the Aggregate Commitment pursuant hereto (other than the requirements of Section 2.02(b) of the Credit Agreement with respect to notices and timing), and (ii) the conditions of Section 2.22 of the Credit Agreement with respect to the extension of the Maturity Date (other than with respect to notices and timing), have been satisfied;

(6) such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower;

(7) a legal opinion of Duane Morris LLP, counsel for the Borrower, in form and substance reasonably acceptable to the Administrative Agent; and

(8) such other documents and governmental certificates as the Lender Parties may reasonably request.

(b) Payment of Fees and Expenses. On the Effective Date, the Borrower shall have paid the fees required to be paid to the Administrative Agent and the Lenders, including, without limitation, (i) the fees set forth in that certain Fee Letter dated as of October 2, 2014 among Wells Fargo Bank, National Association, Wells Fargo Securities, LLC and the Borrower and (ii) all other costs and expenses which are payable pursuant to Sections 9.03 and 2.16 of the Credit Agreement.

Section 6. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent that the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to the extent that any representations and warranties already are qualified or modified by materiality in the text thereof) on the Effective Date as if made on and as of the Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case they are true and correct in all material respects (except that such materiality qualifier shall not be applicable to the extent that any representations and warranties already are qualified or modified by materiality in the text thereof) as of such earlier date, and as if each reference in said Article III to “this Agreement” or “the Loan Documents” included reference to this Amendment.

Section 7. Miscellaneous. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW

YORK. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is, for the avoidance of doubt, a Loan Document under the Credit Agreement. The execution and delivery of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, nor, except as herein provided, constitute a waiver of any provision of the Credit Agreement or any Loan Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder” or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment. Upon delivery by the Borrower to any Increasing Lender (or to the Administrative Agent for the account of such Increasing Lender) of any Revolving Note pursuant to Section 5(a)(2)(a) of this Amendment, such Increasing Lender agrees to return to the Borrower, with reasonable promptness, any Note that such Revolving Note replaces. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Transmission by facsimile or electronic transmission (e.g., PDF) of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Effective Date.

BORROWER:

DIAMOND OFFSHORE DRILLING, INC.

By:	/s/ Scott Kornblau
Name:	Scott Kornblau
Title:	Treasurer

Signature Page to Commitment Increase and Extension Agreement and Amendment No. 3 to Credit Agreement

Diamond Offshore Drilling, Inc.

LENDER PARTIES:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Swingline Lender, an Issuing Bank, a Lender, an Increasing Lender and an Extending Lender

By:	/s/ T. Alan Smith
Name:	T. Alan Smith
Title:	Managing Director

Signature Page to Commitment Increase and Extension Agreement and Amendment No. 3 to Credit Agreement

Diamond Offshore Drilling, Inc.

JPMORGAN CHASE BANK, N.A.,
as an Issuing Bank, a Lender, an Increasing Lender and an Extending Lender

By:	/s/ Dave Katz
Name:	Dave Katz
Title:	Executive Director

Signature Page to Commitment Increase and Extension Agreement and Amendment No. 3 to Credit Agreement

Diamond Offshore Drilling, Inc.

HSBC BANK USA, NATIONAL ASSOCIATION,
as an Issuing Bank, a Lender, an Increasing Lender and an Extending Lender

By:	/s/ Steven Smith
Name:	Steven Smith
Title:	Director #20290

Signature Page to Commitment Increase and Extension Agreement and Amendment No. 3 to Credit Agreement

Diamond Offshore Drilling, Inc.

BANK OF CHINA, NEW YORK BRANCH,
as an Issuing Bank, a Lender, an Increasing Lender and an Extending Lender

By:	/s/ Haifeng Xu
Name:	Haifeng Xu
Title:	Executive Vice President

Signature Page to Commitment Increase and Extension Agreement and Amendment No. 3 to Credit Agreement

Diamond Offshore Drilling, Inc.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as an Issuing Bank and a New Lender

By:	/s/ Maria Ferradas
Name:	Maria Ferradas
Title:	Vice President

Signature Page to Commitment Increase and Extension Agreement and Amendment No. 3 to Credit Agreement

Diamond Offshore Drilling, Inc.

CITIBANK, N.A., as a Lender, an Increasing Lender and an Extending Lender

By:	/s/ Peter Kardos
Name:	Peter Kardos
Title:	Vice President

Signature Page to Commitment Increase and Extension Agreement and Amendment No. 3 to Credit Agreement

Diamond Offshore Drilling, Inc.

SUNTRUST BANK,
as a Lender, an Increasing Lender and an Extending Lender

By:	/s/ Yann Pirio
Name:	Yann Pirio
Title:	Managing Director

Signature Page to Commitment Increase and Extension Agreement and Amendment No. 3 to Credit Agreement

Diamond Offshore Drilling, Inc.

BARCLAYS BANK PLC,
as a New Lender

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Vice President

Signature Page to Commitment Increase and Extension Agreement and Amendment No. 3 to Credit Agreement

Diamond Offshore Drilling, Inc.

ROYAL BANK OF CANADA,
as a Lender, an Increasing Lender and an Extending Lender

By:	/s/ Jay T Sartain
Name:	Jay T Sartain
Title:	Authorized Signatory

Signature Page to Commitment Increase and Extension Agreement and Amendment No. 3 to Credit Agreement

Diamond Offshore Drilling, Inc.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and an Extending Lender

By:	/s/ Jonathan Luchansky
Name:	Jonathan Luchansky
Title:	Assistant Vice President

Signature Page to Commitment Increase and Extension Agreement and Amendment No. 3 to Credit Agreement

Diamond Offshore Drilling, Inc.

GOLDMAN SACHS BANK USA,
as a Lender and an Extending Lender

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

Signature Page to Commitment Increase and Extension Agreement and Amendment No. 3 to Credit Agreement

Diamond Offshore Drilling, Inc.

SCHEDULE 2.01

LENDER	NON-EXTENDED COMMITMENT	EXTENDED COMMITMENT	AGGREGATE COMMITMENT	MATURITY DATE
Wells Fargo Bank, National Association	$0	$160,000,000	$160,000,000	5 years after Third Amendment Effective Date

JPMorgan Chase Bank, N.A.	$0	$160,000,000	$160,000,000	5 years after Third Amendment Effective Date

HSBC Bank USA, National Association	$0	$160,000,000	$160,000,000	5 years after Third Amendment Effective Date

Bank of China, New York Branch	$0	$160,000,000	$160,000,000	5 years after Third Amendment Effective Date

The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$0	$160,000,000	$160,000,000	5 years after Third Amendment Effective Date

Citibank, N.A.	$0	$160,000,000	$160,000,000	5 years after Third Amendment Effective Date

SunTrust Bank	$0	$160,000,000	$160,000,000	5 years after Third Amendment Effective Date

Barclays Bank PLC	$0	$160,000,000	$160,000,000	5 years after Third Amendment Effective Date

Royal Bank of Canada	$0	$65,000,000	$65,000,000	5 years after Third Amendment Effective Date

PNC Bank, National Association	$0	$60,000,000	$60,000,000	5 years after Third Amendment Effective Date

Goldman Sachs Bank USA	$0	$55,000,000	$55,000,000	5 years after Third Amendment Effective Date

The Bank of New York Mellon	$40,000,000	$0	$40,000,000	5 years after Second Amendment Effective Date

Total	$40,000,000	$1,460,000,000	$1,500,000,000

Schedule 2.01 to Credit Agreement

Diamond Offshore Drilling, Inc.